608, 1199 West Pender Street
Vancouver, BC V6E 2R1
Tel: (604) 687-0300 Fax: (604) 687-0151
www.passportpotash.com

PASSPORT POTASH INC.

(TSX.V - PPI)

Passport Potash Applies for Mineral Leases and
Submits Mineral Development Report

VANCOUVER, BRITISH COLUMBIA--(Marketwire - June 11, 2013) - Passport Potash, Inc. ("Passport" or the "Company") (TSX-V: PPI) (OTCQX: PPRTF) is pleased to report that it has submitted its application to the Arizona State Land Department ("ASLD") to convert its mineral exploration permits to mineral leases. Concurrent with its application Passport has also submitted its Mineral Development Report ("MDR")

The MDR is required by the ASLD for all mining operations on Arizona State Trust lands, and is a detailed report covering geologic assessment, economic feasibility, environmental assessment, mine operations plan, and reclamation and closure plans. As is customary, the review of the application and MDR by the ASLD will take a minimum of six months.

Passport Potash President and CEO Joshua Bleak commented: "This is an important step for Passport in the permitting process, and in de-risking this project. Because of all the technical work we have done, including drilling over 60 new exploration holes, 110 line miles of 2D seismic survey, geophysical work on the new holes and on over 100 historical holes, we are confident that this will be a smooth process."

About Passport's Holbrook Potash Project

Passport Potash Inc. is a publicly traded corporation engaged in the exploration and development of advanced potash properties with its major focus on a previously explored potash property in Arizona. Passport has acquired a strategic position in the Holbrook Basin with land holdings encompassing over 127,000 acres (51,395 hectares).  Passport has also entered into a joint exploration agreement with the Hopi Indian Tribe to work toward developing about 13,000 acres (5,261 hectares) of contiguous privately held Hopi land.

About the Arizona State Land Department

The primary and continuing goal of the Arizona State Land Department is to increase revenue for the beneficiaries of State Trust Land and to protect its long term interest. In FY 2012 and the first half of FY 2013 the Department generated over $430,000,000 for Trust land beneficiaries, primarily K-12 education. As the economy continues to strengthen, the Department looks forward to increasing opportunities to generate revenue and contribute to the continuing success of the State of Arizona. For more on the Arizona State Land Department click http://www.azland.gov .

On behalf of the Board of Directors

PASSPORT POTASH INC.

Joshua Bleak, President

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

Contact:
Passport Potash Inc.
Peter J. Kletas
Manager of Corporate Development
866-999-6251-Toll Free
peter@passportpotash.com

Passport Potash Inc.
Clive Mostert
Corporate Communications
780-920-5044
cmostert@passportpotash.com
www.passportpotash.com

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EXCEPT FOR THE HISTORICAL INFORMATION PRESENTED HEREIN, MATTERS DISCUSSED IN THIS NEWS RELEASE CONTAIN FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH STATEMENTS. STATEMENTS THAT ARE NOT HISTORICAL FACTS, INCLUDING STATEMENTS THAT ARE PRECEDED BY, FOLLOWED BY, OR THAT INCLUDE SUCH WORDS AS "ESTIMATE," "ANTICIPATE," "BELIEVE," "PLAN" OR "EXPECT" OR SIMILAR STATEMENTS ARE FORWARD-LOOKING STATEMENTS. RISKS AND UNCERTAINTIES FOR THE COMPANY INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH MINERAL EXPLORATION AND FUNDING AS WELL AS THE RISKS SHOWN IN THE COMPANY'S MOST RECENT ANNUAL AND QUARTERLY REPORTS ON FORM 10-K OR FORM 10-Q AND FROM TIME-TO-TIME IN OTHER PUBLICLY AVAILABLE INFORMATION REGARDING THE COMPANY. OTHER RISKS INCLUDE RISKS ASSOCIATED WITH THE REGULATORY APPROVAL PROCESS, COMPETITIVE COMPANIES, FUTURE CAPITAL REQUIREMENTS AND THE COMPANY'S ABILITY AND LEVEL OF SUPPORT FOR ITS EXPLORATION AND DEVELOPMENT ACTIVITIES. THERE CAN BE NO ASSURANCE THAT THE COMPANY'S EXPLORATION EFFORTS WILL SUCCEED AND THE COMPANY WILL ULTIMATELY ACHIEVE COMMERCIAL SUCCESS. THESE FORWARD-LOOKING STATEMENTS ARE MADE AS OF THE DATE OF THIS NEWS RELEASE, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS, OR TO UPDATE THE REASONS WHY ACTUAL RESULTS COULD DIFFER FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. ALTHOUGH THE COMPANY BELIEVES THAT THE BELIEFS, PLANS, EXPECTATIONS AND INTENTIONS CONTAINED IN THIS NEWS RELEASE ARE REASONABLE, THERE CAN BE NO ASSURANCE THOSE BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS WILL PROVE TO BE ACCURATE. INVESTORS SHOULD CONSIDER ALL OF THE INFORMATION SET FORTH HEREIN AND SHOULD ALSO REFER TO THE RISK FACTORS DISCLOSED IN THE COMPANY'S PERIODIC REPORTS FILED FROM TIME-TO-TIME WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

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